UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 30, 2020

RTI SURGICAL HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38832	83-2540607
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Lake Cook Road, Suite 315, Deerfield, Illinois		60015
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (877) 343-6832

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
common stock, $0.001 par value	RTIX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.

On June 30, 2020, RTI Surgical Holdings, Inc. (“RTI” or the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2020. A copy of this press release is filed herewith as Exhibit 99.1.

Item 8.01 Other Events.

Additional Information Regarding RTI Surgical Holding, Inc.’s 2020 Annual Meeting of Stockholders to be Held on Wednesday, July 15, 2020

On June 30, 2020, the Company issued the press release filed herewith as Exhibit 99.1, which relates to its definitive proxy statement, dated June 18, 2020, and furnished to its stockholders in connection with the solicitation of proxies for use at the 2020 Annual Meeting of Stockholders to be held on Wednesday, July 15, 2020. This supplement should be read along with RTI Surgical Holding, Inc.’s definitive proxy statement, dated June 18, 2020.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release of RTI Surgical Holdings, Inc., issued on June 30, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RTI SURGICAL HOLDINGS, INC.

Date: June 30, 2020	By:	/s/ Joshua H. DeRienzis
Name: Joshua H. DeRienzis Title: Vice President, General Counsel and Corporate Secretary